Exhibit 99.1

Fuel Systems Solutions

FOR IMMEDIATE RELEASE

Fuel Systems Stockholders Approve Merger with Westport

NEW YORK, May 31, 2016 – Fuel Systems Solutions, Inc. (“Fuel Systems” or “the Company”) (Nasdaq: FSYS) today announced that at the Company’s special meeting of stockholders held earlier today, Fuel Systems stockholders voted to approve the Company’s proposed merger with Westport Innovations Inc. (“Westport”) (TSX: WPT / Nasdaq: WPRT).

With the approval by Fuel Systems stockholders, all approvals required to complete the proposed merger have been received. Fuel Systems and Westport expect to complete the transaction on June 1, 2016.

About Fuel Systems Solutions

Fuel Systems Solutions (Nasdaq:FSYS) is a leading designer, manufacturer and supplier of proven, cost-effective alternative fuel components and systems for use in transportation and industrial applications. Fuel Systems’ components and systems control the pressure and flow of gaseous alternative fuels, such as propane and natural gas, used in internal combustion engines. These components and systems feature the Company’s advanced fuel system technologies, which improve efficiency, enhance power output and reduce emissions by electronically sensing and regulating the proper proportion of fuel and air required by the internal combustion engine. In addition to the components and systems, the Company provides engineering and systems integration services to address unique customer requirements for performance, durability and configuration. Additional information is available at www.fuelsystemssolutions.com.

Cautionary Note Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. federal securities law. Words such as “anticipates”, “believes”, “expects”, “intends”, “will”, “should”, “may”, and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Fuel Systems’ and Westport’s current views about future events. This press release contains forward-looking statements, including statements regarding the timing for the anticipated closing of the merger and related matters. These statements are neither promises nor guarantees, but involve known and unknown risks and uncertainties and are based on both the views of management and assumptions that may cause our actual results, levels of activity, performance or achievements and ability to complete the proposed merger to be materially different from any future results, levels of activities, performance or achievements expressed in or implied by these forward looking statements. These risks and uncertainties include risks and assumptions related to our revenue growth, operating results, industry and products, the general economy, conditions of and access to the capital and debt markets, governmental policies, regulation and approvals, technology innovations, fluctuations in foreign exchange rates, operating expenses, the availability and price of natural gas, global government stimulus packages, the acceptance of and shift to natural gas vehicles, the relaxation or waiver of fuel emission standards, the inability of fleets to access capital or government funding to purchase natural gas vehicles, the development of competing technologies, our ability to adequately develop and deploy our technology, the actions and determinations of our joint venture and development partners, as well as other risk factors and assumptions that may affect our actual results, performance or achievements or financial position discussed in Westport’s Annual Report on Form 40-F for the year ended December 31, 2015 and Fuel Systems’ Annual Report on Form 10-K for the year ended December 31, 2015, and other filings made by the companies with securities regulators. Readers should not place undue reliance on any such forward-looking statements, which speak only as of the date they were made.

We disclaim any obligation to publicly update or revise such statements to reflect any change in their expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in these forward looking statements. The contents of any website, RSS feed or twitter account referenced in this press release are not incorporated by reference herein.

For more information, please contact:

Inquiries:

Fuel Systems Solutions

Pietro Bersani, Chief Financial Officer

(646) 502-7170

Investors:

Laurel Hill Advisory Group

516-933-3100 or 888-742-1305 (toll-free)

Media:

Tim Lynch / Nick Leasure

Joele Frank Wilkinson Brimmer Katcher

(212) 355-4449